COMPANY CONTACTS

Jeff Donnelly
Chief Financial Officer
(240) 744-1190

Briony Quinn
Senior Vice President
(240) 744-1196

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS SECOND QUARTER RESULTS
Achieves Record Revenues and Profits
Reinstates Quarterly Common Dividend
BETHESDA, Maryland, Wednesday, August 3, 2022 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 34 premium hotels in the United States, today announced results of operations for the quarter ended June 30, 2022.

Second Quarter 2022 Highlights

•Net Income: Net income was $52.7 million and earnings per diluted share was $0.23.
•Comparable Revenues: Comparable total revenues were $279.4 million, a 89.4% increase over 2021 and a 7.4% increase over 2019.
•Comparable RevPAR: Comparable RevPAR was $222.70, a 87.1% increase over 2021 and a 6.9% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $101.0 million, which exceeded the comparable period of 2019 by 13.1%.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 36.14%, which exceeded the comparable period of 2019 by 182 basis points and set a new record for the Company.
•Adjusted EBITDA: Adjusted EBITDA was $92.0 million, a 13.4% increase over 2019.
•Adjusted FFO: Adjusted FFO was $76.5 million and Adjusted FFO per diluted share was $0.36.
•Hotel Acquisition: The Company acquired the Kimpton Fort Lauderdale Beach Resort for $35.3 million on April 1, 2022.
•Debt Covenant Compliance: The Company is in compliance with all of the original financial covenants under its credit agreements as of June 30, 2022 and has exited the covenant waiver period.

Recent Developments

•Reinstatement of Common Dividend: On August 2, 2022, the Company declared a quarterly cash dividend of $0.03 per share on its common shares.
•Preliminary July Comparable RevPAR: July Comparable RevPAR was $214.98, a 11.0% increase over 2019.

“We are pleased to report that DiamondRock set new records for RevPAR, total revenues, and hotel profit margins in the second quarter on robust travel demand,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company. “With the outstanding results of our strategically assembled portfolio, we easily complied with all of our loan covenants, exited all the covenant waiver restrictions and resumed our cash dividend to common shareholders.”

Operating Results

Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDAre,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO” and a reconciliation of these measures to net income. Comparable operating results include our 2021 and 2022 acquisitions and exclude our 2021 dispositions, as well as the Kimpton Fort Lauderdale Beach Resort, which opened in April 2021, for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

	Quarter Ended June 30,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$297.36	$241.35	$252.68	23.2%	17.7%
Occupancy	74.9%	49.3%	82.4%	25.6%	(7.5)%
RevPAR	$222.70	$119.00	$208.24	87.1%	6.9%
Total RevPAR	$324.68	$171.53	$302.81	89.3%	7.2%
Revenues	$279.4	$147.5	$260.2	89.4%	7.4%
Hotel Adjusted EBITDA	$101.0	$36.0	$89.3	180.6%	13.1%
Hotel Adjusted EBITDA Margin	36.14%	24.37%	34.32%	1,177 bps	182 bps
Available Rooms	860,683	860,103	859,374	580	1,309

Actual Operating Results (2)
Revenues	$281.4	$124.8	$257.9	125.5%	9.1%
Net income (loss)	$52.7	$(19.1)	$29.1	375.9%	81.1%
Income (loss) per diluted share	$0.23	$(0.10)	$0.14	330.0%	64.3%
Adjusted EBITDA	$92.0	$19.8	$81.1	364.6%	13.4%
Adjusted FFO	$76.5	$11.1	$65.1	589.2%	17.5%
Adjusted FFO per diluted share	$0.36	$0.05	$0.32	620.0%	12.5%

	Six Months Ended June 30,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$289.60	$239.53	$239.21	20.9%	21.1%
Occupancy	65.4%	39.5%	77.3%	25.9%	(11.9)%
RevPAR	$189.43	$94.68	$184.97	100.1%	2.4%
Total RevPAR	$278.53	$136.83	$273.02	103.6%	2.0%
Revenues	$476.7	$234.1	$466.6	103.6%	2.2%
Hotel Adjusted EBITDA	$152.1	$38.1	$140.3	299.2%	8.4%
Hotel Adjusted EBITDA Margin	31.91%	16.28%	30.07%	1,563 bps	184 bps
Available Rooms	1,711,525	1,710,603	1,709,048	922	2,477

Actual Operating Results (2)
Revenues	$478.2	$197.7	$460.3	141.9%	3.9%
Net income (loss)	$62.8	$(190.7)	$38.1	132.9%	64.8%
Income (loss) per diluted share	$0.27	$(0.92)	$0.19	129.3%	42.1%
Adjusted EBITDA	$136.9	$10.2	$130.2	1242.2%	5.1%
Adjusted FFO	$107.3	$(13.7)	$107.1	883.2%	0.2%
Adjusted FFO per diluted share	$0.50	$(0.06)	$0.53	933.3%	(5.7)%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021 and Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors. .

(2) Actual operating results include the operating results of hotels acquired and disposed of for the Company's respective ownership periods.

The following tables provide comparable monthly operating information for the Company's portfolio owned as of June 30, 2022:

	January 2022	February 2022	March 2022	April 2022	May 2022	June 2022	Preliminary July 2022

Number of Hotels	33	33	33	33	33	33	33
Number of Rooms	9,454	9,454	9,454	9,454	9,454	9,471	9,471
Occupancy	41.3%	57.9%	68.4%	72.4%	72.9%	79.4%	74.9%
ADR	$245.13	$283.49	$296.22	$291.71	$297.08	$302.78	$287.06
RevPAR	$101.19	$164.25	$202.67	$211.29	$216.62	$240.37	$214.98
Total RevPAR	$154.77	$242.91	$298.92	$304.35	$325.36	$344.28	$306.24
2022 vs 2019
Occupancy change in bps	(2,216) bps	(1,633) bps	(1,062) bps	(882) bps	(740) bps	(634) bps	(749) bps
ADR Rate % change	20.6%	29.1%	21.7%	17.5%	16.1%	19.3%	22.1%
RevPAR % change	(21.5)%	0.7%	5.3%	4.7%	5.4%	10.5%	11.0%
Total RevPAR % change	(22.2)%	(2.3)%	6.1%	4.3%	7.0%	10.2%	12.6%

Hotel Acquisition

On April 1, 2022, the Company acquired the 96-room Kimpton Fort Lauderdale Beach Resort for $35.3 million, or $367,700 per key in an off-market transaction. Upon acquisition, the Company engaged HEI Hotels & Resorts to operate the hotel in order to combine operations and realize synergies with its nearby Westin Fort Lauderdale Beach Resort & Spa.

Capital Expenditures

The Company invested approximately $28.0 million in capital improvements at its hotels during the six months ended June 30, 2022. The Company continues to expect to spend approximately $100 million on capital improvements at its hotels in 2022. Significant projects include the following:

•Hotel Clio: The Company completed renovations in March 2022 to rebrand the JW Marriott Denver Cherry Creek as the Hotel Clio, a Luxury Collection Hotel.
•Kimpton Hotel Palomar Phoenix: The Company is in the process of completing a comprehensive rebranding and repositioning of the rooftop bar and pool at the hotel.
•Hilton Boston Downtown/Faneuil Hall: The Company expects to commence a comprehensive renovation in the fourth quarter of 2022 to reposition the hotel as an experiential lifestyle property to be completed in mid-2023.
•Orchards Inn Sedona: The Company expects to commence an upgrade renovation of the resort in late 2022. The renovation will reposition the resort as The Cliffs at L'Auberge.
•Hilton Burlington Lake Champlain: The Company is working with Hilton Worldwide to potentially rebrand the hotel as a Curio Collection hotel. The repositioning is expected to be completed in early 2023 and includes a new restaurant concept by a local James Beard-nominated chef.

Balance Sheet and Liquidity

The Company ended the quarter with liquidity of $390.2 million, comprised of $71.7 million of unrestricted corporate cash, $118.5 million of unrestricted cash at its hotels and $200.0 million of capacity on its senior unsecured credit facility. As of June 30, 2022, the Company had $1.2 billion of total debt outstanding, which consisted of $572.7 million of property-specific, non-recourse mortgage debt, $400.0 million of unsecured term loans and $200.0 million of outstanding borrowings on its $400.0 million senior unsecured credit facility. Subsequent to June 30, 2022, the Company repaid $25.0 million on its senior unsecured credit facility.

The Company is in compliance with all of the original financial covenants under the credit agreements for its unsecured term loans and senior unsecured credit facility as of June 30, 2022 and has exited the covenant waiver restriction period.

Dividends

The Company declared a quarterly dividend of $0.515625 per share on its 8.250% Series A Cumulative Redeemable Preferred Stock to shareholders of record as of June 17, 2022. This dividend was paid on June 30, 2022.

On August 2, 2022, the Company declared a quarterly cash dividend of $0.03 per share on its common shares, which will be paid to stockholders of record as of September 30, 2022. The dividend will be paid on October 12, 2022.

Earnings Call

The Company will host a conference call to discuss its second quarter results on Thursday, August 4, 2022, at 12:00 p.m. Eastern Time (ET). The conference call will be accessible by telephone and through the internet. Interested individuals are requested to register for the call by visiting https://investor.drhc.com. A replay of the conference call webcast will be archived and available online.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in leisure destinations and top gateway markets. The Company currently owns 34 premium quality hotels with over 9,500 rooms. The Company has strategically positioned its portfolio to be operated both under leading global brand families as well as independent boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness and its ability to obtain covenant waivers on its credit agreements for its senior unsecured credit facility and unsecured term loans; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2022	December 31, 2021
ASSETS	(unaudited)
Property and equipment, net	$2,689,059	$2,651,444
Right-of-use assets	99,617	100,212
Restricted cash	42,354	36,887
Due from hotel managers	174,407	120,671
Prepaid and other assets	67,656	17,472
Cash and cash equivalents	71,713	38,620
Total assets	$3,144,806	$2,965,306
LIABILITIES AND EQUITY
Liabilities:
Mortgage and other debt, net of unamortized debt issuance costs	$571,192	$578,651
Unsecured term loans, net of unamortized debt issuance costs	398,822	398,572
Senior unsecured credit facility	200,000	90,000
Total debt	1,170,014	1,067,223

Lease liabilities	109,708	108,605
Deferred rent	63,064	60,800
Due to hotel managers	106,048	85,493
Unfavorable contract liabilities, net	61,898	62,780
Accounts payable and accrued expenses	43,162	51,238
Deferred income related to key money, net	8,996	8,203
Total liabilities	1,562,890	1,444,342
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized;
8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), 4,760,000 shares issued and outstanding at June 30, 2022 and December 31, 2021	48	48
Common stock, $0.01 par value; 400,000,000 shares authorized; 210,923,015 and 210,746,895 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	2,109	2,107
Additional paid-in capital	2,296,864	2,293,990
Distributions in excess of earnings	(723,294)	(780,931)
Total stockholders’ equity	1,575,727	1,515,214
Noncontrolling interests	6,189	5,750
Total equity	1,581,916	1,520,964
Total liabilities and equity	$3,144,806	$2,965,306

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Rooms	$193,025	$86,896	$325,195	$137,308
Food and beverage	68,606	25,614	114,354	39,539
Other	19,776	12,281	38,691	20,881
Total revenues	281,407	124,791	478,240	197,728
Operating Expenses:
Rooms	42,645	21,466	76,475	35,294
Food and beverage	43,471	19,573	76,692	31,134
Management fees	6,312	2,291	10,332	3,410
Franchise fees	8,693	3,735	14,503	6,182
Other hotel expenses	80,498	51,874	151,007	100,809
Depreciation and amortization	27,389	24,692	54,044	51,654
Impairment losses	—	4,145	2,843	126,697
Corporate expenses	8,726	8,290	14,759	15,449
Business interruption insurance income	—	—	(499)	—
Total operating expenses, net	217,734	136,066	400,156	370,629

Interest and other expense (income), net	606	(315)	892	(471)
Interest expense	9,675	10,710	13,794	19,194
Total other expenses, net	10,281	10,395	14,686	18,723
Income (loss) before income taxes	53,392	(21,670)	63,398	(191,624)
Income tax (expense) benefit	(691)	2,551	(637)	938
Net income (loss)	52,701	(19,119)	62,761	(190,686)
Less: Net (income) loss attributable to noncontrolling interests	(184)	86	(216)	806
Net income (loss) attributable to the Company	52,517	(19,033)	62,545	(189,880)
Distributions to preferred stockholders	(2,454)	(2,454)	(4,908)	(4,908)
Net income (loss) attributable to common stockholders	$50,063	$(21,487)	$57,637	$(194,788)
Earnings (loss) per share:
Earnings (loss) per share available to common stockholders - basic	$0.24	$(0.10)	$0.27	$(0.92)
Earnings (loss) per share available to common stockholders - diluted	$0.23	$(0.10)	$0.27	$(0.92)

Weighted-average number of common shares outstanding:
Basic	212,834,222	211,966,308	212,663,838	211,819,758
Diluted	213,520,706	211,966,308	213,279,174	211,819,758

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable U.S. GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by U.S. GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA, EBITDAre and FFO

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre represents net income (calculated in accordance with U.S. GAAP) adjusted for: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; (3) depreciation and amortization; (4) gains or losses on the disposition of depreciated property including gains or losses on change of control; (5) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (6) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We believe EBITDA and EBITDAre are useful to an investor in evaluating our operating performance because they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization, and in the case of EBITDAre, impairment and gains or losses on dispositions of depreciated property) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA and EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by the Nareit, which defines FFO as net income determined in accordance with U.S. GAAP, excluding gains or losses from sales of properties and impairment losses, plus real estate related depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate related depreciation and amortization and gains or losses on the sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDAre, FFO and Hotel EBITDA

We adjust EBITDAre, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre, FFO and Hotel EBITDA for the following items:

•Non-Cash Lease Expense and Other Amortization: We exclude the non-cash expense incurred from the straight line recognition of expense from our ground leases and other contractual obligations and the non-cash amortization of our favorable and unfavorable contracts, originally recorded in conjunction with certain hotel acquisitions. We exclude these non-cash items because they do not reflect the actual cash amounts due to the respective lessors and service providers in the current period and they are of lesser significance in evaluating our actual performance for that period.

•Cumulative Effect of a Change in Accounting Principle: The Financial Accounting Standards Board promulgates new accounting standards that require or permit the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•Severance Costs: We exclude corporate severance costs, or reversals thereof, incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations or structured severance programs because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•Hotel Manager Transition Items: We exclude the transition items associated with a change in hotel manager because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Other Items:  From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to interest rate swaps. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA, EBITDAre and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA, EBITDAre and Adjusted EBITDA (in thousands):

	Three Months Ended June 30,
	2022	2021	2019
Net income (loss)	$52,701	$(19,119)	$29,074
Interest expense	9,675	10,710	12,418
Income tax expense (benefit)	691	(2,551)	4,571
Real estate related depreciation and amortization	27,389	24,692	29,335
EBITDA	90,456	13,732	75,398
Impairment losses	—	4,145	—
EBITDAre	90,456	17,877	75,398
Non-cash lease expense and other amortization	1,556	1,671	1,784
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	478	3,700
Hotel manager transition items	(13)	—	171
Severance costs (2)	—	(226)	—
Adjusted EBITDA	$91,999	$19,800	$81,053

	Six Months Ended June 30,
	2022	2021	2019
Net income (loss)	$62,761	$(190,686)	$38,054
Interest expense	13,794	19,194	24,080
Income tax expense (benefit)	637	(938)	722
Real estate related depreciation and amortization	54,044	51,654	58,331
EBITDA	131,236	(120,776)	121,187
Impairment losses	2,843	126,697	—
EBITDAre	134,079	5,921	121,187
Non-cash lease expense and other amortization	3,124	3,343	3,499
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,053	5,067
Hotel manager transition items	236	128	468
Severance costs (2)	(532)	(216)	—
Adjusted EBITDA	$136,907	$10,229	$130,221
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, and adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Hotel EBITDA and Hotel Adjusted EBITDA
    The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended June 30,
	2022	2021	2019
Net income (loss)	$52,701	$(19,119)	$29,074
Interest expense	9,675	10,710	12,418
Income tax expense (benefit)	691	(2,551)	4,571
Real estate related depreciation and amortization	27,389	24,692	29,335
EBITDA	90,456	13,732	75,398
Corporate expenses	8,726	8,290	7,403
Interest and other expense (income), net	606	(315)	(105)
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	478	3,700
Impairment losses	—	4,145	—
Hotel EBITDA	99,788	26,330	86,396
Non-cash lease expense and other amortization	1,556	1,671	1,784
Hotel manager transition items	(13)	—	171
Severance costs (2)	—	(226)	—
Hotel Adjusted EBITDA	$101,331	$27,775	$88,351

	Six Months Ended June 30,
	2022	2021	2019
Net income (loss)	$62,761	$(190,686)	$38,054
Interest expense	13,794	19,194	24,080
Income tax expense (benefit)	637	(938)	722
Real estate related depreciation and amortization	54,044	51,654	58,331
EBITDA	131,236	(120,776)	121,187
Corporate expenses	14,759	15,449	14,467
Interest and other expense (income), net	892	(471)	(408)
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,053	5,067
Impairment losses	2,843	126,697	—
Hotel EBITDA	149,730	21,952	140,313
Non-cash lease expense and other amortization	3,124	3,343	3,499
Hotel manager transition items	236	128	468
Severance costs (2)	(532)	(216)	—
Hotel Adjusted EBITDA	$152,558	$25,207	$144,280
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended June 30,
	2022	2021	2019
Net income (loss)	$52,701	$(19,119)	$29,074
Real estate related depreciation and amortization	27,389	24,692	29,335
Impairment losses, net of tax	—	6,945	—
FFO	80,090	12,518	58,409
Distribution to preferred stockholders	(2,454)	(2,454)	—
FFO available to common stock and unit holders	77,636	10,064	58,409
Non-cash lease expense and other amortization	1,556	1,671	1,784
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	478	3,700
Hotel manager transition items	(13)	—	171
Severance costs (2)	—	(226)	—
Fair value adjustments to interest rate swaps	(2,720)	(838)	1,075
Adjusted FFO available to common stock and unit holders	$76,459	$11,149	$65,139
Adjusted FFO available to common stock and unit holders, per diluted share	$0.36	$0.05	$0.32

	Six Months Ended June 30,
	2022	2021	2019
Net income (loss)	$62,761	$(190,686)	$38,054
Real estate related depreciation and amortization	54,044	51,654	58,331
Impairment losses, net of tax	2,843	129,497	—
FFO	119,648	(9,535)	96,385
Distribution to preferred stockholders	(4,908)	(4,908)	—
FFO available to common stock and unit holders	114,740	(14,443)	96,385
Non-cash lease expense and other amortization	3,124	3,343	3,499
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,053	5,067
Hotel manager transition items	236	128	468
Severance costs (2)	(532)	(216)	—
Fair value adjustments to interest rate swaps	(10,222)	(3,569)	1,647
Adjusted FFO available to common stock and unit holders	$107,346	$(13,704)	$107,066
Adjusted FFO available to common stock and unit holders, per diluted share	$0.50	$(0.06)	$0.53
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2021 dispositions (in thousands):

	Three Months Ended June 30,
	2022	2021	2019
Revenues	$281,407	$124,791	$257,918
Hotel revenues from prior ownership (1)	(1,962)	22,764	20,584
Hotel revenues from sold hotels (2)	—	(18)	(18,275)
Comparable Revenues	$279,445	$147,537	$260,227

Hotel Adjusted EBITDA	$101,331	$27,775	$88,351
Hotel Adjusted EBITDA from prior ownership (1)	(353)	6,918	5,854
Hotel Adjusted EBITDA from sold hotels (2)	—	1,263	(4,895)
Comparable Hotel Adjusted EBITDA	$100,978	$35,956	$89,310

Hotel Adjusted EBITDA Margin	36.01%	22.26%	34.26%
Comparable Hotel Adjusted EBITDA Margin	36.14%	24.37%	34.32%

	Six Months Ended June 30,
	2022	2021	2019
Revenues	$478,240	$197,728	$460,293
Hotel revenues from prior ownership (1)	(1,532)	36,402	35,841
Hotel revenues from sold hotels (2)	—	(60)	(29,534)
Comparable Revenues	$476,708	$234,070	$466,600

Hotel Adjusted EBITDA	$152,558	$25,207	$144,280
Hotel Adjusted EBITDA from prior ownership (1)	(460)	8,419	8,820
Hotel Adjusted EBITDA from sold hotels (2)	—	4,486	(12,815)
Comparable Hotel Adjusted EBITDA	$152,098	$38,112	$140,285

Hotel Adjusted EBITDA Margin	31.90%	12.75%	31.35%
Comparable Hotel Adjusted EBITDA Margin	31.91%	16.28%	30.07%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021 and Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.
(2) Amounts represent the operating results of Frenchman's Reef and The Lexington Hotel.

Selected Quarterly Comparable Operating Information

The following tables are presented to provide investors with selected quarterly comparable operating information. The operating information includes historical quarterly operating results for our portfolio, excluding the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021.

	Quarter 1, 2019	Quarter 2, 2019	Quarter 3, 2019	Quarter 4, 2019	Full Year 2019
ADR	$223.66	$252.68	$239.39	$242.68	$240.10
Occupancy	72.2%	82.4%	81.2%	75.2%	77.8%
RevPAR	$161.44	$208.24	$194.40	$182.52	$186.73
Total RevPAR	$242.88	$302.81	$274.93	$265.26	$271.55
Revenues (in thousands)	$206,370	$260,227	$238,977	$230,571	$936,145
Hotel Adjusted EBITDA (in thousands)	$50,975	$89,310	$72,411	$65,196	$277,892
Hotel Adjusted EBITDA Margin	24.70%	34.32%	30.30%	28.28%	29.68%
Available Rooms	849,674	859,374	869,216	869,216	3,447,480

	Quarter 1, 2021	Quarter 2, 2021	Quarter 3, 2021	Quarter 4, 2021	Full Year 2021
ADR	$236.48	$241.35	$249.83	$265.54	$250.62
Occupancy	29.6%	49.3%	65.4%	61.2%	51.5%
RevPAR	$70.08	$119.00	$163.45	$162.47	$129.10
Total RevPAR	$101.74	$171.53	$228.71	$233.25	$184.30
Revenues (in thousands)	$86,534	$147,537	$198,885	$202,826	$635,782
Hotel Adjusted EBITDA (in thousands)	$2,156	$35,956	$53,472	$45,017	$136,601
Hotel Adjusted EBITDA Margin	2.49%	24.37%	26.89%	22.19%	21.49%
Available Rooms	850,500	860,103	869,584	869,584	3,449,771

	Quarter 1, 2022	Quarter 2, 2022
ADR	$279.09	$297.36
Occupancy	55.8%	74.9%
RevPAR	$155.76	$222.70
Total RevPAR	$231.84	$324.68
Revenues (in thousands)	$197,263	$279,445
Hotel Adjusted EBITDA (in thousands)	$51,121	$100,978
Hotel Adjusted EBITDA Margin	25.92%	36.14%
Available Rooms	850,842	860,683

Market Capitalization as of June 30, 2022
(in thousands)
Enterprise Value

Common equity capitalization (at June 30, 2022 closing price of $8.21/share)	$1,765,099
Preferred equity capitalization (at liquidation value of $25.00/share)	119,000
Consolidated debt (face amount)	1,172,661
Cash and cash equivalents	(71,713)
Total enterprise value	$2,985,047
Share Reconciliation

Common shares outstanding	210,923
Operating partnership units	768
Unvested restricted stock held by management and employees	1,353
Share grants under deferred compensation plan	1,950
Combined shares and units	214,994

Debt Summary as of June 30, 2022
(dollars in thousands)
Loan	Interest Rate as of June 30, 2022	Term	Outstanding Principal	Maturity
Salt Lake City Marriott Downtown at City Creek	LIBOR + 3.25 (1)	Variable	42,670	January 2023
Westin Washington D.C. City Center	3.99%	Fixed	54,690	January 2023
The Lodge at Sonoma Resort	3.96%	Fixed	25,228	April 2023
Westin San Diego Bayview	3.94%	Fixed	57,741	April 2023
Courtyard New York Manhattan / Midtown East	4.40%	Fixed	77,023	August 2024
Worthington Renaissance Fort Worth Hotel	3.66%	Fixed	76,543	May 2025
Hotel Clio	4.33%	Fixed	58,133	July 2025
Westin Boston Seaport District	4.36%	Fixed	180,633	November 2025
Unamortized debt issuance costs			(1,469)
Total mortgage and other debt, net of unamortized debt issuance costs			571,192

Unsecured term loan	LIBOR + 2.40% (2)	Variable	350,000	July 2024
Unsecured term loan	LIBOR + 2.40% (3)	Fixed	50,000	October 2023
Unamortized debt issuance costs			(1,178)
Unsecured term loans, net of unamortized debt issuance costs			398,822

Senior unsecured credit facility	LIBOR + 2.55% (4)	Variable	200,000	July 2023 (5)

Total debt, net of unamortized debt issuance costs			$1,170,014
Weighted-average interest rate of fixed rate debt	4.25%
Total weighted-average interest rate	4.20%
(1)LIBOR is subject to a floor of 1.0%.
(2)    The Company entered into an interest rate swap agreement in July 2019 to fix LIBOR at 1.70% for $175 million of the term loan through July 2024. LIBOR is subject to a floor of 0.25%.
(3)    The Company entered into an interest rate swap agreement in January 2019 to fix LIBOR at 2.41% through October 2023.
(4)    LIBOR is subject to a floor of 0.25%.
(5)    May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.

	Monthly Operating Statistics (1)
	Number of Rooms	ADR			Occupancy			RevPAR
		April 2022	April 2021	B/(W) 2021	April 2022	April 2021	B/(W) 2021	April 2022	April 2021	B/(W) 2021

Total - 33 Hotels	9,454	$291.71	$249.38	17.0%	72.4%	39.9%	32.5%	$211.29	$99.49	112.4%

Resorts - 16 Hotels	2,791	$436.92	$376.83	15.9%	74.6%	61.9%	12.7%	$325.89	$233.07	39.8%

	Number of Rooms	April 2022	April 2019	B/(W) 2019	April 2022	April 2019	B/(W) 2019	April 2022	April 2019	B/(W) 2019

Total - 33 Hotels	9,454	$291.71	$248.26	17.5%	72.4%	81.2%	(8.8)%	$211.29	$201.71	4.7%

Resorts - 16 Hotels	2,791	$436.92	$293.19	49.0%	74.6%	76.4%	(1.8)%	$325.89	$224.11	45.4%

	Number of Rooms	May 2022	May 2021	B/(W) 2021	May 2022	May 2021	B/(W) 2021	May 2022	May 2021	B/(W) 2021

Total - 33 Hotels	9,454	$297.08	$238.23	24.7%	72.9%	48.2%	24.7%	$216.62	$114.94	88.5%

Resorts - 16 Hotels	2,791	$408.99	$383.11	6.8%	71.4%	60.3%	11.1%	$291.87	$230.87	26.4%

	Number of Rooms	May 2022	May 2019	B/(W) 2019	May 2022	May 2019	B/(W) 2019	May 2022	May 2019	B/(W) 2019

Total - 33 Hotels	9,454	$297.08	$255.97	16.1%	72.9%	80.3%	(7.4)%	$216.62	$205.60	5.4%

Resorts - 16 Hotels	2,791	$408.99	$277.22	47.5%	71.4%	73.6%	(2.2)%	$291.87	$203.97	43.1%

	Number of Rooms	June 2022	June 2021	B/(W) 2021	June 2022	June 2021	B/(W) 2021	June 2022	June 2021	B/(W) 2021

Total - 33 Hotels	9,471	$302.78	$238.59	26.9%	79.4%	59.8%	19.6%	$240.37	$142.71	68.4%

Resorts - 16 Hotels	2,808	$395.39	$371.28	6.5%	75.6%	70.9%	4.7%	$298.82	$263.24	13.5%

	Number of Rooms	June 2022	June 2019	B/(W) 2019	June 2022	June 2019	B/(W) 2019	June 2022	June 2019	B/(W) 2019

Total - 33 Hotels	9,471	$302.78	$253.70	19.3%	79.4%	85.7%	(6.3)%	$240.37	$217.49	10.5%

Resorts - 16 Hotels	2,808	$395.39	$259.73	52.2%	75.6%	81.1%	(5.5)%	$298.82	$210.61	41.9%

(1) All periods presented include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Second Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		2Q 2022	2Q 2021	B/(W) 2021	2Q 2022	2Q 2021	B/(W) 2021	2Q 2022	2Q 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$152.51	$102.97	48.1%	62.0%	49.4%	12.6%	$94.58	$50.82	86.1%
Bourbon Orleans Hotel	220	$254.65	$189.16	34.6%	65.8%	17.9%	47.9%	$167.61	$33.87	394.9%
Cavallo Point, The Lodge at the Golden Gate	142	$729.78	$590.31	23.6%	59.5%	45.5%	14.0%	$434.41	$268.80	61.6%
Chicago Marriott Downtown Magnificent Mile	1,200	$258.98	$167.94	54.2%	60.9%	20.1%	40.8%	$157.74	$33.75	367.4%
Courtyard Denver Downtown	177	$223.78	$130.97	70.9%	82.2%	65.5%	16.7%	$183.96	$85.82	114.4%
Courtyard New York Manhattan/Fifth Avenue	189	$291.51	$155.79	87.1%	96.1%	27.3%	68.8%	$280.01	$42.59	557.5%
Courtyard New York Manhattan/Midtown East	321	$330.68	$159.76	107.0%	89.2%	81.7%	7.5%	$294.94	$130.51	126.0%
Embassy Suites by Hilton Bethesda	272	$160.43	$106.48	50.7%	62.9%	32.0%	30.9%	$100.86	$34.07	196.0%
Havana Cabana Key West	106	$330.95	$300.11	10.3%	90.2%	97.0%	(6.8)%	$298.59	$291.21	2.5%
Henderson Beach Resort	233	$528.34	$467.86	12.9%	87.2%	86.4%	0.8%	$460.58	$404.02	14.0%
Henderson Park Inn	37	$732.17	$492.83	48.6%	90.9%	98.2%	(7.3)%	$665.62	$484.19	37.5%
Hilton Boston Downtown/Faneuil Hall	403	$330.88	$161.64	104.7%	85.4%	54.5%	30.9%	$282.69	$88.05	221.1%
Hilton Burlington Lake Champlain	258	$233.43	$190.76	22.4%	76.7%	61.7%	15.0%	$178.98	$117.78	52.0%
Hilton Garden Inn New York/Times Square Central	282	$284.89	$149.79	90.2%	98.0%	42.1%	55.9%	$279.23	$63.11	342.4%
Hotel Clio	199	$318.95	$248.86	28.2%	69.8%	68.4%	1.4%	$222.73	$170.32	30.8%
Hotel Emblem San Francisco	96	$236.51	$145.08	63.0%	85.7%	37.8%	47.9%	$202.78	$54.77	270.2%
Hotel Palomar Phoenix	242	$218.59	$158.11	38.3%	65.3%	60.6%	4.7%	$142.83	$95.78	49.1%
Kimpton Fort Lauderdale Beach Resort	96	$236.33	$213.74	10.6%	65.3%	38.2%	27.1%	$154.33	$81.55	89.2%
Kimpton Shorebreak Resort	157	$356.28	$302.65	17.7%	85.2%	74.4%	10.8%	$303.51	$225.22	34.8%
L'Auberge de Sedona	88	$1,068.06	$997.93	7.0%	80.5%	89.0%	(8.5)%	$859.86	$888.40	(3.2)%
Margaritaville Beach House Key West	186	$450.34	$416.33	8.2%	87.0%	96.1%	(9.1)%	$391.96	$400.05	(2.0)%
Orchards Inn Sedona	70	$354.54	$334.13	6.1%	70.0%	81.4%	(11.4)%	$248.13	$271.81	(8.7)%
Renaissance Charleston Historic District Hotel	167	$412.06	$328.57	25.4%	94.1%	90.5%	3.6%	$387.87	$297.43	30.4%
Salt Lake City Marriott Downtown at City Creek	510	$181.35	$131.56	37.8%	63.4%	42.8%	20.6%	$114.99	$56.29	104.3%
The Gwen Hotel	311	$324.50	$232.02	39.9%	80.1%	50.9%	29.2%	$259.81	$118.16	119.9%
The Hythe Vail	344	$240.14	$237.42	1.1%	38.4%	18.7%	19.7%	$92.28	$44.34	108.1%
The Landing Lake Tahoe Resort & Spa	82	$451.54	$437.62	3.2%	48.7%	58.6%	(9.9)%	$219.78	$256.64	(14.4)%
The Lodge at Sonoma Resort	182	$490.14	$314.26	56.0%	71.3%	69.9%	1.4%	$349.50	$219.71	59.1%
Tranquility Bay Beachfront Resort	103	$784.22	$617.36	27.0%	81.7%	90.1%	(8.4)%	$640.73	$556.24	15.2%
Westin Boston Waterfront	793	$255.07	$153.88	65.8%	85.9%	36.4%	49.5%	$219.10	$55.94	291.7%
Westin Fort Lauderdale Beach Resort	433	$262.17	$253.42	3.5%	82.3%	67.0%	15.3%	$215.70	$169.80	27.0%
Westin San Diego Bayview	436	$208.76	$141.23	47.8%	81.5%	57.1%	24.4%	$170.19	$80.58	111.2%
Westin Washington D.C. City Center	410	$237.11	$127.66	85.7%	79.6%	24.4%	55.2%	$188.68	$31.21	504.5%
Worthington Renaissance Fort Worth Hotel	504	$188.25	$159.15	18.3%	73.9%	55.8%	18.1%	$139.06	$88.74	56.7%
Comparable Total (1)	9,471	$297.36	$241.35	23.2%	74.9%	49.3%	25.6%	$222.70	$119.00	87.1%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Second Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		2Q 2022	2Q 2019	B/(W) 2019	2Q 2022	2Q 2019	B/(W) 2019	2Q 2022	2Q 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$152.51	$160.44	(4.9)%	62.0%	74.8%	(12.8)%	$94.58	$119.97	(21.2)%
Bourbon Orleans Hotel	220	$254.65	$218.43	16.6%	65.8%	90.8%	(25.0)%	$167.61	$198.25	(15.5)%
Cavallo Point, The Lodge at the Golden Gate	142	$729.78	$467.43	56.1%	59.5%	64.0%	(4.5)%	$434.41	$299.11	45.2%
Chicago Marriott Downtown Magnificent Mile	1,200	$258.98	$253.76	2.1%	60.9%	83.6%	(22.7)%	$157.74	$212.22	(25.7)%
Courtyard Denver Downtown	177	$223.78	$207.53	7.8%	82.2%	83.8%	(1.6)%	$183.96	$173.87	5.8%
Courtyard New York Manhattan/Fifth Avenue	189	$291.51	$270.86	7.6%	96.1%	90.9%	5.2%	$280.01	$246.20	13.7%
Courtyard New York Manhattan/Midtown East	321	$330.68	$274.26	20.6%	89.2%	97.3%	(8.1)%	$294.94	$266.76	10.6%
Embassy Suites by Hilton Bethesda	272	$160.43	$188.39	(14.8)%	62.9%	83.3%	(20.4)%	$100.86	$156.97	(35.7)%
Havana Cabana Key West	106	$330.95	$202.86	63.1%	90.2%	90.4%	(0.2)%	$298.59	$183.30	62.9%
Henderson Beach Resort	233	$528.34	$332.50	58.9%	87.2%	75.1%	12.1%	$460.58	$249.74	84.4%
Henderson Park Inn	37	$732.17	$515.16	42.1%	90.9%	90.8%	0.1%	$665.62	$467.58	42.4%
Hilton Boston Downtown/Faneuil Hall	403	$330.88	$375.21	(11.8)%	85.4%	90.5%	(5.1)%	$282.69	$339.67	(16.8)%
Hilton Burlington Lake Champlain	258	$233.43	$191.05	22.2%	76.7%	84.0%	(7.3)%	$178.98	$160.56	11.5%
Hilton Garden Inn New York/Times Square Central	282	$284.89	$275.97	3.2%	98.0%	98.7%	(0.7)%	$279.23	$272.38	2.5%
Hotel Clio	199	$318.95	$265.01	20.4%	69.8%	79.2%	(9.4)%	$222.73	$209.77	6.2%
Hotel Emblem San Francisco	96	$236.51	$227.87	3.8%	85.7%	87.1%	(1.4)%	$202.78	$198.47	2.2%
Hotel Palomar Phoenix	242	$218.59	$174.16	25.5%	65.3%	86.5%	(21.2)%	$142.83	$150.69	(5.2)%
Kimpton Shorebreak Resort	157	$356.28	$258.74	37.7%	85.2%	78.9%	6.3%	$303.51	$204.07	48.7%
L'Auberge de Sedona	88	$1,068.06	$669.18	59.6%	80.5%	83.8%	(3.3)%	$859.86	$560.63	53.4%
Margaritaville Beach House Key West	186	$450.34	$244.49	84.2%	87.0%	86.4%	0.6%	$391.96	$211.26	85.5%
Orchards Inn Sedona	70	$354.54	$267.91	32.3%	70.0%	85.0%	(15.0)%	$248.13	$227.70	9.0%
Renaissance Charleston Historic District Hotel	167	$412.06	$301.89	36.5%	94.1%	90.3%	3.8%	$387.87	$272.57	42.3%
Salt Lake City Marriott Downtown at City Creek	510	$181.35	$167.09	8.5%	63.4%	72.8%	(9.4)%	$114.99	$121.65	(5.5)%
The Gwen Hotel	311	$324.50	$285.70	13.6%	80.1%	87.9%	(7.8)%	$259.81	$251.18	3.4%
The Hythe Vail	344	$240.14	$174.07	38.0%	38.4%	44.3%	(5.9)%	$92.28	$77.08	19.7%
The Landing Lake Tahoe Resort & Spa	82	$451.54	$270.62	66.9%	48.7%	55.1%	(6.4)%	$219.78	$149.15	47.4%
The Lodge at Sonoma Resort	182	$490.14	$327.39	49.7%	71.3%	77.4%	(6.1)%	$349.50	$253.52	37.9%
Tranquility Bay Beachfront Resort	103	$784.22	$420.16	86.6%	81.7%	90.2%	(8.5)%	$640.73	$379.06	69.0%
Westin Boston Waterfront	793	$255.07	$278.41	(8.4)%	85.9%	85.0%	0.9%	$219.10	$236.51	(7.4)%
Westin Fort Lauderdale Beach Resort	433	$262.17	$198.53	32.1%	82.3%	80.7%	1.6%	$215.70	$160.28	34.6%
Westin San Diego Bayview	436	$208.76	$199.95	4.4%	81.5%	82.5%	(1.0)%	$170.19	$164.92	3.2%
Westin Washington D.C. City Center	410	$237.11	$239.48	(1.0)%	79.6%	92.4%	(12.8)%	$188.68	$221.35	(14.8)%
Worthington Renaissance Fort Worth Hotel	504	$188.25	$192.06	(2.0)%	73.9%	77.5%	(3.6)%	$139.06	$148.88	(6.6)%
Comparable Total (1)	9,471	$297.36	$252.68	17.7%	74.9%	82.4%	(7.5)%	$222.70	$208.24	6.9%

(1) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$148.27	$100.26	47.9%	51.9%	36.2%	15.7%	$76.90	$36.30	111.8%
Bourbon Orleans Hotel	220	$250.51	$188.52	32.9%	57.8%	9.0%	48.8%	$144.75	$16.97	753.0%
Cavallo Point, The Lodge at the Golden Gate	142	$709.90	$577.59	22.9%	52.1%	32.5%	19.6%	$370.03	$187.76	97.1%
Chicago Marriott Downtown Magnificent Mile	1,200	$231.16	$167.72	37.8%	44.2%	10.2%	34.0%	$102.24	$17.14	496.5%
Courtyard Denver Downtown	177	$193.32	$118.06	63.7%	71.2%	50.7%	20.5%	$137.56	$59.86	129.8%
Courtyard New York Manhattan/Fifth Avenue	189	$231.54	$155.79	48.6%	89.5%	13.7%	75.8%	$207.26	$21.41	868.1%
Courtyard New York Manhattan/Midtown East	321	$276.54	$144.74	91.1%	76.5%	74.4%	2.1%	$211.45	$107.65	96.4%
Embassy Suites by Hilton Bethesda	272	$146.62	$106.15	38.1%	44.7%	25.3%	19.4%	$65.61	$26.82	144.6%
Havana Cabana Key West	106	$371.86	$281.56	32.1%	92.0%	93.9%	(1.9)%	$342.09	$264.50	29.3%
Henderson Park Resort	233	$489.67	$420.39	16.5%	66.0%	66.0%	—%	$323.42	$277.28	16.6%
Henderson Park Inn	37	$644.64	$412.80	56.2%	75.9%	86.0%	(10.1)%	$488.99	$354.92	37.8%
Hilton Boston Downtown/Faneuil Hall	403	$264.87	$146.29	81.1%	74.3%	37.9%	36.4%	$196.80	$55.51	254.5%
Hilton Burlington Lake Champlain	258	$200.81	$164.69	21.9%	67.7%	47.3%	20.4%	$135.88	$77.93	74.4%
Hilton Garden Inn New York/Times Square Central	282	$231.05	$149.79	54.2%	88.0%	21.2%	66.8%	$203.24	$31.73	540.5%
Hotel Clio	199	$290.80	$231.47	25.6%	66.2%	54.0%	12.2%	$192.37	$124.97	53.9%
Hotel Emblem San Francisco	96	$217.86	$140.33	55.2%	69.9%	26.5%	43.4%	$152.22	$37.24	308.8%
Hotel Palomar Phoenix	242	$234.31	$153.56	52.6%	71.1%	55.2%	15.9%	$166.48	$84.76	96.4%
Kimpton Fort Lauderdale Beach Resort (1)	96	$236.33	$213.74	10.6%	65.3%	38.2%	27.1%	$154.33	$81.55	89.2%
Kimpton Shorebreak Resort	157	$329.33	$276.07	19.3%	78.5%	59.0%	19.5%	$258.69	$162.80	58.9%
L'Auberge de Sedona	88	$1,058.04	$864.93	22.3%	74.5%	84.9%	(10.4)%	$788.48	$734.44	7.4%
Margaritaville Beach House Key West	186	$516.31	$384.54	34.3%	89.5%	89.7%	(0.2)%	$462.06	$345.05	33.9%
Orchards Inn Sedona	70	$333.07	$299.29	11.3%	66.9%	71.8%	(4.9)%	$222.66	$215.03	3.5%
Renaissance Charleston Historic District Hotel	167	$366.12	$285.01	28.5%	87.3%	73.8%	13.5%	$319.49	$210.26	51.9%
Salt Lake City Marriott Downtown at City Creek	510	$179.07	$121.90	46.9%	56.2%	36.7%	19.5%	$100.68	$44.71	125.2%
The Gwen Hotel	311	$277.93	$219.19	26.8%	69.2%	37.3%	31.9%	$192.33	$81.70	135.4%
The Hythe Vail	344	$508.11	$345.38	47.1%	52.7%	46.0%	6.7%	$267.53	$158.90	68.4%
The Landing Lake Tahoe Resort & Spa	82	$430.83	$392.31	9.8%	47.6%	54.1%	(6.5)%	$204.96	$212.25	(3.4)%
The Lodge at Sonoma Resort	182	$440.93	$286.64	53.8%	59.7%	48.9%	10.8%	$263.38	$140.21	87.8%
Tranquility Bay Beachfront Resort (2)	103	$863.99	$648.05	33.3%	82.5%	89.8%	(7.3)%	$712.57	$582.20	22.4%
Westin Boston Waterfront	793	$231.75	$143.95	61.0%	69.9%	25.7%	44.2%	$162.00	$37.03	337.5%
Westin Fort Lauderdale Beach Resort	433	$300.54	$254.22	18.2%	85.0%	61.5%	23.5%	$255.32	$156.34	63.3%
Westin San Diego Bayview	436	$195.54	$141.30	38.4%	67.4%	39.6%	27.8%	$131.71	$55.96	135.4%
Westin Washington D.C. City Center	410	$218.49	$133.76	63.3%	57.5%	16.7%	40.8%	$125.70	$22.27	464.4%
Worthington Renaissance Fort Worth Hotel	504	$191.00	$150.46	26.9%	69.1%	45.4%	23.7%	$132.02	$68.26	93.4%
Comparable Total (3)	9,471	$289.60	$239.53	20.9%	65.4%	39.5%	25.9%	$189.43	$94.68	100.1%

(1) Hotel was acquired on April 1, 2022. Amounts reflect the operating results for the period from April 1, 2022 to June 30, 2022 and April 1, 2021 to June 30, 2021.
(2) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to June 30, 2022 and January 6, 2021 to June 30, 2021.
(3) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$148.27	$168.59	(12.1)%	51.9%	72.6%	(20.7)%	$76.90	$122.44	(37.2)%
Bourbon Orleans Hotel	220	$250.51	$227.80	10.0%	57.8%	86.6%	(28.8)%	$144.75	$197.32	(26.6)%
Cavallo Point, The Lodge at the Golden Gate	142	$709.90	$452.75	56.8%	52.1%	63.7%	(11.6)%	$370.03	$288.31	28.3%
Chicago Marriott Downtown Magnificent Mile	1,200	$231.16	$217.58	6.2%	44.2%	67.7%	(23.5)%	$102.24	$147.36	(30.6)%
Courtyard Denver Downtown	177	$193.32	$191.01	1.2%	71.2%	78.6%	(7.4)%	$137.56	$150.07	(8.3)%
Courtyard New York Manhattan/Fifth Avenue	189	$231.54	$244.03	(5.1)%	89.5%	84.2%	5.3%	$207.26	$205.48	0.9%
Courtyard New York Manhattan/Midtown East	321	$276.54	$233.54	18.4%	76.5%	94.7%	(18.2)%	$211.45	$221.06	(4.3)%
Embassy Suites by Hilton Bethesda	272	$146.62	$181.32	(19.1)%	44.7%	74.4%	(29.7)%	$65.61	$134.84	(51.3)%
Havana Cabana Key West	106	$371.86	$229.10	62.3%	92.0%	92.5%	(0.5)%	$342.09	$211.96	61.4%
Henderson Beach Resort	233	$489.67	$305.54	60.3%	66.0%	57.2%	8.8%	$323.42	$174.65	85.2%
Henderson Park Inn	37	$644.64	$455.46	41.5%	75.9%	71.6%	4.3%	$488.99	$326.31	49.9%
Hilton Boston Downtown/Faneuil Hall	403	$264.87	$290.58	(8.8)%	74.3%	87.0%	(12.7)%	$196.80	$252.94	(22.2)%
Hilton Burlington Lake Champlain	258	$200.81	$163.67	22.7%	67.7%	77.4%	(9.7)%	$135.88	$126.66	7.3%
Hilton Garden Inn New York/Times Square Central	282	$231.05	$228.97	0.9%	88.0%	98.4%	(10.4)%	$203.24	$225.19	(9.7)%
Hotel Clio	199	$290.80	$256.26	13.5%	66.2%	63.1%	3.1%	$192.37	$161.57	19.1%
Hotel Emblem San Francisco	96	$217.86	$235.46	(7.5)%	69.9%	72.4%	(2.5)%	$152.22	$170.45	(10.7)%
Hotel Palomar Phoenix	242	$234.31	$203.74	15.0%	71.1%	87.4%	(16.3)%	$166.48	$178.02	(6.5)%
Kimpton Shorebreak Resort	157	$329.33	$248.09	32.7%	78.5%	77.1%	1.4%	$258.69	$191.22	35.3%
L'Auberge de Sedona	88	$1,058.04	$623.67	69.6%	74.5%	82.1%	(7.6)%	$788.48	$512.04	54.0%
Margaritaville Beach House Key West	186	$516.31	$278.48	85.4%	89.5%	90.2%	(0.7)%	$462.06	$251.22	83.9%
Orchards Inn Sedona	70	$333.07	$262.04	27.1%	66.9%	79.5%	(12.6)%	$222.66	$208.25	6.9%
Renaissance Charleston Historic District Hotel	167	$366.12	$270.69	35.3%	87.3%	87.1%	0.2%	$319.49	$235.71	35.5%
Salt Lake City Marriott Downtown at City Creek	510	$179.07	$170.00	5.3%	56.2%	66.0%	(9.8)%	$100.68	$112.24	(10.3)%
The Gwen Hotel	311	$277.93	$242.95	14.4%	69.2%	79.2%	(10.0)%	$192.33	$192.44	(0.1)%
The Hythe Vail	344	$508.11	$346.67	46.6%	52.7%	63.2%	(10.5)%	$267.53	$219.14	22.1%
The Landing Lake Tahoe Resort & Spa	82	$430.83	$273.14	57.7%	47.6%	54.1%	(6.5)%	$204.96	$147.69	38.8%
The Lodge at Sonoma Resort	182	$440.93	$286.18	54.1%	59.7%	69.5%	(9.8)%	$263.38	$198.88	32.4%
Tranquility Bay Beachfront Resort (1)	103	$863.99	$458.69	88.4%	82.5%	90.9%	(8.4)%	$712.57	$416.90	70.9%
Westin Boston Waterfront	793	$231.75	$245.47	(5.6)%	69.9%	75.3%	(5.4)%	$162.00	$184.74	(12.3)%
Westin Fort Lauderdale Beach Resort	433	$300.54	$228.58	31.5%	85.0%	88.1%	(3.1)%	$255.32	$201.29	26.8%
Westin San Diego Bayview	436	$195.54	$195.09	0.2%	67.4%	80.0%	(12.6)%	$131.71	$156.11	(15.6)%
Westin Washington D.C. City Center	410	$218.49	$222.10	(1.6)%	57.5%	85.0%	(27.5)%	$125.70	$188.80	(33.4)%
Worthington Renaissance Fort Worth Hotel	504	$191.00	$190.08	0.5%	69.1%	78.5%	(9.4)%	$132.02	$149.15	(11.5)%

Comparable Total (2)	9,471	$289.60	$239.21	21.1%	65.4%	77.3%	(11.9)%	$189.43	$184.97	2.4%

(1) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to June 30, 2022 and January 6, 2019 to June 30, 2019.
(2) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes hotels sold in 2021 and the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2022

	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel Adjusted EBITDA
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)
Atlanta Marriott Alpharetta	91	$3,786	$888	$373	$—	$—	$1,261
Bourbon Orleans Hotel	91	$4,215	$1,135	$828	$—	$6	$1,969
Cavallo Point, The Lodge at the Golden Gate	91	$13,395	$2,872	$1,865	$—	$94	$4,831
Chicago Marriott Downtown Magnificent Mile	91	$27,279	$8,367	$3,855	$6	$(397)	$11,831
Courtyard Denver Downtown	91	$3,272	$1,338	$376	$—	$—	$1,714
Courtyard New York Manhattan/Fifth Avenue	91	$4,887	$544	$331	$—	$253	$1,128
Courtyard New York Manhattan/Midtown East	91	$8,877	$1,708	$487	$910	$—	$3,105
Embassy Suites by Hilton Bethesda	91	$2,915	$(1,811)	$561	$—	$1,481	$231
Havana Cabana Key West	91	$3,790	$1,336	$271	$—	$—	$1,607
Henderson Beach Resort	91	$15,388	$3,502	$970	$—	$—	$4,472
Henderson Park Inn	91	$3,060	$1,334	$223	$—	$—	$1,557
Hilton Boston Downtown/Faneuil Hall	91	$11,310	$3,756	$1,016	$—	$—	$4,772
Hilton Burlington Lake Champlain	91	$5,495	$1,465	$563	$—	$—	$2,028
Hilton Garden Inn New York/Times Square Central	91	$7,733	$2,056	$625	$—	$—	$2,681
Hotel Clio	91	$6,971	$291	$851	$647	$5	$1,794
Hotel Emblem San Francisco	91	$2,158	$230	$294	$—	$—	$524
Hotel Palomar Phoenix	91	$5,343	$722	$672	$—	$181	$1,575
Kimpton Fort Lauderdale Beach Resort	91	$1,962	$39	$314	$—	$—	$353
Kimpton Shorebreak Resort	91	$6,381	$2,240	$402	$—	$—	$2,642
L'Auberge de Sedona	91	$10,198	$4,064	$356	$—	$—	$4,420
Margaritaville Beach House Key West	91	$8,741	$3,521	$786	$—	$—	$4,307
Orchards Inn Sedona	91	$2,783	$1,107	$85	$—	$42	$1,234
Renaissance Charleston Historic District Hotel	91	$7,178	$2,997	$462	$—	$—	$3,459
Salt Lake City Marriott Downtown at City Creek	91	$6,786	$1,402	$564	$479	$11	$2,456
The Gwen Hotel	91	$11,136	$3,737	$1,070	$—	$—	$4,807
The Hythe Vail	91	$5,263	$(1,684)	$1,203	$—	$—	$(481)
The Landing Lake Tahoe Resort & Spa	91	$2,763	$556	$217	$—	$—	$773
The Lodge at Sonoma Resort	91	$9,333	$2,466	$632	$261	$—	$3,359
Tranquility Bay Beachfront Resort	91	$7,173	$1,737	$732	$—	$—	$2,469
Westin Boston Seaport District	91	$25,423	$3,823	$2,442	$2,037	$(122)	$8,180
Westin Fort Lauderdale Beach Resort	91	$18,282	$5,295	$982	$—	$—	$6,277
Westin San Diego Bayview	91	$8,557	$2,009	$836	$585	$—	$3,430
Westin Washington D.C. City Center	91	$8,879	$1,427	$1,034	$592	$—	$3,053
Worthington Renaissance Fort Worth Hotel	91	$10,695	$1,668	$1,111	$732	$2	$3,513
Total		$281,407	$66,137	$27,389	$6,249	$1,556	$101,331
Less: Non Comparable Hotel (2)		$(1,962)	$(39)	$(314)	$—	$—	$(353)
Comparable Total		$279,445	$66,098	$27,075	$6,249	$1,556	$100,978
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the operating results of the Kimpton Fort Lauderdale Beach Resort since the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2021
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	91	$1,769	$(82)	$347	$—	$—	$265
Cavallo Point, The Lodge at the Golden Gate	91	$7,346	$919	$1,838	$—	$94	$2,851
Chicago Marriott Downtown Magnificent Mile	77	$5,110	$(4,466)	$4,072	$6	$(397)	$(785)
Courtyard Denver Downtown	91	$1,595	$199	$376	$—	$—	$575
Courtyard New York Manhattan/Fifth Avenue	30	$781	$(1,554)	$329	$—	$253	$(972)
Courtyard New York Manhattan/Midtown East	91	$3,863	$(1,645)	$476	$929	$—	$(240)
Embassy Suites by Hilton Bethesda	91	$1,012	$(2,439)	$515	$—	$1,494	$(430)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	91	$3,834	$1,682	$275	$—	$—	$1,957
Hilton Boston Downtown/Faneuil Hall	91	$3,816	$(796)	$1,047	$—	$—	$251
Hilton Burlington Lake Champlain	91	$2,988	$398	$599	$—	$—	$997
Hilton Garden Inn New York/Times Square Central	59	$1,634	$(1,785)	$840	$—	$—	$(945)
Hotel Clio	91	$5,003	$(66)	$779	$661	$5	$1,379
Hotel Emblem San Francisco	91	$564	$(583)	$308	$—	$—	$(275)
Hotel Palomar Phoenix	91	$3,533	$4	$675	$—	$281	$960
Kimpton Shorebreak Resort	91	$4,659	$1,417	$415	$—	$—	$1,832
L'Auberge de Sedona	91	$10,122	$4,265	$369	$—	$—	$4,634
Margaritaville Beach House Key West	91	$8,552	$4,412	$721	$—	$—	$5,133
Orchards Inn Sedona	91	$2,779	$1,126	$82	$—	$42	$1,250
Renaissance Charleston Historic District Hotel	91	$5,516	$1,967	$464	$—	$—	$2,431
Salt Lake City Marriott Downtown at City Creek	91	$3,445	$(159)	$516	$518	$11	$886
The Gwen Hotel	91	$5,104	$(371)	$1,093	$—	$—	$722
The Hythe Vail	91	$1,936	$(1,619)	$1,053	$—	$—	$(566)
The Landing Lake Tahoe Resort & Spa	91	$2,918	$919	$418	$—	$—	$1,337
The Lexington Hotel	—	$18	$(1,278)	$—	$7	$8	$(1,263)
The Lodge at Sonoma Resort	91	$5,513	$487	$463	$266	$—	$1,216
Westin Boston Seaport District	91	$6,269	$(5,224)	$2,532	$2,083	$(122)	$(731)
Westin Fort Lauderdale Beach Resort	91	$13,862	$3,333	$1,091	$—	$—	$4,424
Westin San Diego Bayview	91	$3,945	$(675)	$821	$602	$—	$748
Westin Washington D.C. City Center	91	$1,250	$(2,491)	$1,062	$616	$—	$(813)
Worthington Renaissance Fort Worth Hotel	91	$6,055	$(963)	$1,116	$749	$2	$904
Total		$124,791	$(5,068)	$24,692	$6,437	$1,671	$27,775
Add: Prior Ownership Results (2)		$22,764	$5,179	$1,739	$—	$—	$6,918
Less: Sold Hotels (3)		$(18)	$1,278	$—	$(7)	$(8)	$1,263
Comparable Total		$147,537	$1,389	$26,431	$6,430	$1,663	$35,956

(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Second Quarter 2019
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	91	$4,862	$1,188	$459	$—	$—	$1,647
Cavallo Point, The Lodge at the Golden Gate	91	$10,721	$1,268	$1,789	$—	$110	$3,167
Chicago Marriott Downtown Magnificent Mile	91	$34,590	$9,306	$4,166	$47	$(397)	$13,122
Courtyard Denver Downtown	91	$3,291	$1,466	$287	$—	$—	$1,753
Courtyard New York Manhattan/Fifth Avenue	91	$4,341	$283	$440	$—	$253	$976
Courtyard New York Manhattan/Midtown East	91	$8,048	$981	$688	$964	$—	$2,633
Embassy Suites by Hilton Bethesda	91	$5,234	$18	$474	$—	$1,517	$2,009
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$(2)	$—	$—	$—	$(2)
Havana Cabana Key West	91	$2,438	$746	$235	$—	$—	$981
Hilton Boston Downtown/Faneuil Hall	91	$13,161	$4,939	$1,233	$—	$—	$6,172
Hilton Burlington Lake Champlain	91	$4,993	$1,422	$515	$—	$—	$1,937
Hilton Garden Inn New York/Times Square Central	91	$7,090	$1,457	$826	$—	$—	$2,283
Hotel Clio	91	$5,797	$265	$688	$687	$6	$1,646
Hotel Emblem San Francisco	91	$1,995	$180	$297	$—	$—	$477
Hotel Palomar Phoenix	91	$6,070	$668	$663	$38	$295	$1,664
Kimpton Shorebreak Resort	91	$4,483	$1,192	$349	$—	$40	$1,581
L'Auberge de Sedona	91	$7,668	$2,101	$508	$—	$—	$2,609
Margaritaville Beach House Key West	91	$4,446	$1,217	$344	$—	$—	$1,561
Orchards Inn Sedona	91	$2,414	$622	$237	$—	$42	$901
Renaissance Charleston Historic District Hotel	91	$4,685	$1,906	$418	$—	$(32)	$2,292
Salt Lake City Marriott Downtown at City Creek	91	$7,863	$1,695	$574	$606	$—	$2,875
The Gwen Hotel	91	$9,881	$2,332	$1,149	$—	$—	$3,481
The Hythe Vail	91	$4,485	$(1,622)	$1,035	$—	$—	$(587)
The Landing Lake Tahoe Resort & Spa	91	$1,804	$(332)	$385	$—	$—	$53
The Lexington Hotel	91	$18,275	$1,324	$3,557	$8	$8	$4,897
The Lodge at Sonoma Resort	91	$6,946	$1,501	$529	$280	$—	$2,310
Westin Boston Seaport District	91	$29,239	$5,918	$2,436	$2,169	$(60)	$10,463
Westin Fort Lauderdale Beach Resort	91	$12,614	$2,220	$1,633	$—	$—	$3,853
Westin San Diego Bayview	91	$9,033	$1,629	$1,136	$634	$—	$3,399
Westin Washington D.C. City Center	91	$10,316	$2,030	$1,317	$662	$—	$4,009
Worthington Renaissance Fort Worth Hotel	91	$11,135	$2,548	$968	$780	$2	$4,298
Total		$257,918	$50,466	$29,335	$6,875	$1,784	$88,351
Add: Prior Ownership Results (2)		$20,584	$4,115	$1,739	$—	$—	$5,854
Less: Sold Hotels (3)		$(18,275)	$(1,322)	$(3,557)	$(8)	$(8)	$(4,895)
Comparable Total		$260,227	$53,259	$27,517	$6,867	$1,776	$89,310

(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

		Hotel Adjusted EBITDA Reconciliation - Year to Date 2022
	Days of Operation	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Adjustments (1)	Equals: Hotel Adjusted EBITDA

Atlanta Marriott Alpharetta	181	$6,254	$1,167	$743	$—	$—	$1,910
Bourbon Orleans Hotel	181	$7,264	$1,210	$1,648	$—	$13	$2,871
Cavallo Point, The Lodge at the Golden Gate	181	$23,030	$3,904	$3,691	$—	$187	$7,782
Chicago Marriott Downtown Magnificent Mile	181	$35,885	$2,165	$7,848	$11	$(795)	$9,229
Courtyard Denver Downtown	181	$5,005	$1,520	$752	$—	$—	$2,272
Courtyard New York Manhattan/Fifth Avenue	181	$7,237	$(631)	$661	$—	$507	$537
Courtyard New York Manhattan/Midtown East	181	$12,717	$(564)	$971	$1,816	$—	$2,223
Embassy Suites by Hilton Bethesda	181	$3,855	$(4,910)	$1,114	$—	$2,972	$(824)
Havana Cabana Key West	181	$8,405	$3,518	$554	$—	$—	$4,072
Henderson Beach Resort	181	$22,294	$2,896	$1,923	$—	$—	$4,819
Henderson Park Inn	181	$4,437	$1,251	$438	$—	$—	$1,689
Hilton Boston Downtown/Faneuil Hall	181	$16,100	$2,719	$2,073	$—	$—	$4,792
Hilton Burlington Lake Champlain	181	$8,263	$1,367	$1,124	$—	$—	$2,491
Hilton Garden Inn New York/Times Square Central	181	$11,411	$1,445	$1,245	$—	$—	$2,690
Hotel Clio	181	$11,911	$(155)	$1,652	$1,291	$10	$2,798
Hotel Emblem San Francisco	181	$3,232	$(243)	$594	$—	$—	$351
Hotel Palomar Phoenix	181	$11,725	$2,529	$1,347	$—	$366	$4,242
Kimpton Fort Lauderdale Beach Resort	91	$1,962	$39	$314	$—	$—	$353
Kimpton Shorebreak Resort	181	$10,780	$3,235	$805	$—	$—	$4,040
L'Auberge de Sedona	181	$18,393	$6,442	$749	$—	$—	$7,191
Margaritaville Beach House Key West	181	$19,690	$8,857	$1,592	$—	$—	$10,449
Orchards Inn Sedona	181	$5,016	$1,698	$169	$—	$84	$1,951
Renaissance Charleston Historic District Hotel	181	$12,102	$4,618	$918	$—	$—	$5,536
Salt Lake City Marriott Downtown at City Creek	181	$12,684	$2,444	$1,086	$957	$21	$4,508
The Gwen Hotel	181	$16,174	$2,053	$2,145	$—	$—	$4,198
The Hythe Vail	181	$22,996	$6,243	$2,400	$—	$—	$8,643
The Landing Lake Tahoe Resort & Spa	181	$4,939	$1,112	$575	$—	$—	$1,687
The Lodge at Sonoma Resort	181	$14,530	$2,369	$1,260	$521	$—	$4,150
Tranquility Bay Beachfront Resort	176	$15,222	$4,611	$865	$—	$—	$5,476
Westin Boston Seaport District	181	$38,447	$(38)	$4,898	$4,065	$(245)	$8,680
Westin Fort Lauderdale Beach Resort	181	$40,731	$15,555	$1,974	$—	$—	$17,529
Westin San Diego Bayview	181	$13,562	$1,698	$1,642	$1,169	$—	$4,509
Westin Washington D.C. City Center	181	$11,796	$44	$2,052	$1,184	$—	$3,280
Worthington Renaissance Fort Worth Hotel	181	$20,191	$2,750	$2,222	$1,461	$4	$6,437
Total		$478,240	$82,918	$54,044	$12,475	$3,124	$152,558
Less: Non-Comparable Hotel (2)		$(1,962)	$(39)	$(314)	$—	$—	$(353)
Add: Prior Ownership Results (3)		$430	$(117)	$10	$—	$—	$(107)
Comparable Total		$476,708	$82,762	$53,740	$12,475	$3,124	$152,098

(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the operating results of the Kimpton Fort Lauderdale Beach Resort since the hotel opened during 2021.
(3)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2021
				Plus:	Plus:	Plus:	Equals:
	Days of Operation	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	181	$2,532	$(734)	$695	$—	$—	$(39)
Cavallo Point, The Lodge at the Golden Gate	181	$10,224	$(812)	$3,675	$—	$187	$3,050
Chicago Marriott Downtown Magnificent Mile	79	$5,224	$(11,802)	$8,177	$48	$(795)	$(4,372)
Courtyard Denver Downtown	181	$2,286	$(263)	$759	$—	$—	$496
Courtyard New York Manhattan/Fifth Avenue	30	$833	$(3,211)	$658	$—	$507	$(2,046)
Courtyard New York Manhattan/Midtown East	181	$6,328	$(4,288)	$961	$1,853	$—	$(1,474)
Embassy Suites by Hilton Bethesda	181	$1,566	$(5,094)	$1,038	$—	$2,996	$(1,060)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	181	$6,952	$2,860	$541	$—	$—	$3,401
Hilton Boston Downtown/Faneuil Hall	181	$4,651	$(3,615)	$2,142	$—	$—	$(1,473)
Hilton Burlington Lake Champlain	181	$3,956	$(497)	$1,248	$—	$—	$751
Hilton Garden Inn New York/Times Square Central	59	$1,633	$(4,037)	$1,679	$—	$—	$(2,358)
Hotel Clio	181	$7,423	$(1,576)	$1,573	$1,318	$10	$1,325
Hotel Emblem San Francisco	181	$772	$(1,355)	$615	$—	$—	$(740)
Hotel Palomar Phoenix	181	$6,075	$(509)	$1,354	$—	$568	$1,413
Kimpton Shorebreak Resort	181	$6,756	$1,298	$825	$—	$—	$2,123
L'Auberge de Sedona	181	$16,600	$6,020	$912	$—	$—	$6,932
Margaritaville Beach House Key West	181	$14,587	$6,945	$1,432	$—	$—	$8,377
Orchards Inn Sedona	181	$4,561	$1,604	$164	$—	$84	$1,852
Renaissance Charleston Historic District Hotel	181	$7,762	$2,086	$917	$—	$—	$3,003
Salt Lake City Marriott Downtown at City Creek	181	$5,563	$(1,223)	$1,044	$1,035	$11	$867
The Gwen Hotel	181	$7,041	$(2,516)	$2,188	$—	$—	$(328)
The Hythe Vail	181	$13,211	$3,435	$1,954	$—	$—	$5,389
The Landing Lake Tahoe Resort & Spa	181	$4,527	$1,113	$834	$—	$—	$1,947
The Lexington Hotel	—	$60	$(6,440)	$1,925	$13	$16	$(4,486)
The Lodge at Sonoma Resort	181	$6,947	$(732)	$1,008	$531	$—	$807
Westin Boston Seaport District	181	$7,632	$(13,221)	$5,077	$4,155	$(245)	$(4,234)
Westin Fort Lauderdale Beach Resort	181	$24,935	$5,781	$2,154	$—	$—	$7,935
Westin San Diego Bayview	181	$5,437	$(2,893)	$1,666	$1,202	$—	$(25)
Westin Washington D.C. City Center	181	$1,807	$(5,614)	$2,210	$1,232	$—	$(2,172)
Worthington Renaissance Fort Worth Hotel	181	$9,847	$(3,425)	$2,229	$1,494	$4	$302
Total		$197,728	$(42,715)	$51,654	$12,881	$3,343	$25,207
Add: Prior Ownership Results (2)		$36,402	$4,942	$3,477	$—	$—	$8,419
Less: Sold Hotels (3)		$(60)	$6,440	$(1,925)	$(13)	$(16)	$4,486
Comparable Total		$234,070	$(31,333)	$53,206	$12,868	$3,327	$38,112
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2019
				Plus:	Plus:	Plus:	Equals:
	Days of Operation	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	181	$10,172	$2,768	$934	$—	$—	$3,702
Cavallo Point, The Lodge at the Golden Gate	181	$19,967	$1,047	$3,729	$—	$142	$4,918
Chicago Marriott Downtown Magnificent Mile	181	$50,721	$5,239	$8,295	$118	$(795)	$12,857
Courtyard Denver Downtown	181	$5,537	$2,014	$584	$—	$—	$2,598
Courtyard New York Manhattan/Fifth Avenue	181	$7,226	$(622)	$881	$—	$507	$766
Courtyard New York Manhattan/Midtown East	181	$13,303	$(640)	$1,379	$1,922	$—	$2,661
Embassy Suites by Hilton Bethesda	181	$9,171	$(954)	$951	$—	$3,042	$3,039
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$8,800	$—	$—	$—	$8,800
Havana Cabana Key West	181	$5,354	$1,949	$480	$—	$—	$2,429
Hilton Boston Downtown/Faneuil Hall	181	$19,833	$4,853	$2,477	$—	$—	$7,330
Hilton Burlington Lake Champlain	181	$7,910	$1,466	$1,015	$—	$—	$2,481
Hilton Garden Inn New York/Times Square Central	181	$11,714	$787	$1,671	$—	$—	$2,458
Hotel Clio	181	$8,474	$(1,213)	$1,229	$1,370	$12	$1,398
Hotel Emblem San Francisco	181	$3,344	$(77)	$572	$—	$—	$495
Hotel Palomar Phoenix	181	$13,683	$2,743	$1,329	$76	$589	$4,737
Kimpton Shorebreak Resort	181	$8,424	$1,778	$698	$—	$81	$2,557
L'Auberge de Sedona	181	$13,622	$2,960	$1,017	$—	$—	$3,977
Margaritaville Beach House Key West	181	$10,240	$3,612	$682	$—	$—	$4,294
Orchards Inn Sedona	181	$4,292	$896	$475	$—	$84	$1,455
Renaissance Charleston Historic District Hotel	181	$8,168	$2,796	$821	$—	$(63)	$3,554
Salt Lake City Marriott Downtown at City Creek	181	$14,737	$2,752	$1,104	$1,210	$—	$5,066
The Gwen Hotel	181	$14,937	$773	$2,208	$—	$—	$2,981
The Hythe Vail, a Luxury Collection Resort	181	$19,880	$4,923	$2,025	$—	$—	$6,948
The Landing Lake Tahoe Resort & Spa	181	$3,558	$(792)	$761	$—	$—	$(31)
The Lexington Hotel	181	$29,534	$(3,098)	$7,085	$12	$16	$4,015
The Lodge at Sonoma Resort	181	$11,475	$1,165	$1,064	$558	$—	$2,787
Westin Boston Seaport District	181	$46,982	$3,873	$4,849	$4,324	$(120)	$12,926
Westin Fort Lauderdale Beach Resort	181	$30,115	$8,172	$3,178	$—	$—	$11,350
Westin San Diego Bayview	181	$17,679	$3,330	$2,262	$1,264	$—	$6,856
Westin Washington D.C. City Center	181	$17,410	$1,795	$2,639	$1,322	$—	$5,756
Worthington Renaissance Fort Worth Hotel	181	$22,831	$5,729	$1,937	$1,555	$4	$9,225
Total		$460,293	$68,824	$58,331	$13,731	$3,499	$144,280
Add: Prior Ownership Results (2)		$35,841	$5,343	$3,477	$—	$—	$8,820
Less: Sold Hotels (3)		$(29,534)	$(5,702)	$(7,085)	$(12)	$(16)	$(12,815)
Comparable Total		$466,600	$68,465	$54,723	$13,719	$3,483	$140,285

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.